MET PRO CORPORATION

MPR LISTED NYSE

# Investor Presentation

*July 2009*

www.met-pro.com

MET PRO CORPORATION

MPR LISTED NYSE

U.S. SECURITIES AND EXCHANGE COMMISSION
MCMXXXIV

www.met-pro.com

This presentation includes forward-looking statements which
reflect the Company’s current views with respect to future
events and financial performance, but involve uncertainties
that could significantly impact results. The Private Securities
Litigation Reform Act of 1995 provides a “safe harbor” for
such forward-looking statements.

MET PRO CORPORATION
MPR LISTED NYSE

www.met-pro.com

• Leading niche-oriented global provider of solutions and
 products for product recovery, pollution control, and fluid handling applications
• Diverse, synergistic product offering
• Strong global brand recognition
• Approximately 40% of sales derived from recurring parts
 and consumables sales
Met-Pro: Protecting our environment while serving
business and industry around the world

NYSE: MPR
Company Profile

Investment Highlights
• Green technology
• Strong balance sheet
 – High cash
 – Low debt
• Strong cash flows from operating activities

• High margin business

• Outsourcing minimizes growth constraints and reduces risks during down turns

• Experienced Management/Independent Board of Directors

• Dividend paid for 34 consecutive years

Continuous Improvement
• Rolled out lean manufacturing program
• Improved manufacturing flexibility
• Efficiency improvements and lower costs realized
 through:
 – Facility/organization consolidations
 – Global sourcing
 – More effective logistics
• Increased global sales coverage

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

Product Recovery/
Pollution Control
48.3%
Filtration/
Purification
11.5%
Fluid Handling
29.4%
Mefiag
Filtration
10.8%
2009 Sales
$103.4 million
Businesses

• Expanding
 International
 Sales/Marketing
 Organization to
 capitalize on global
 opportunities
FY 2009
$26.5 Million
25.7%
International
Sales
74.3%
U.S. Sales
Europe
35.7%
Asia
19.5%
Canada
17.1%
Africa &
Middle East
15.5%
Other
12.2%
International

MET PRO CORPORATION

MPR
LISTED
NYSE

3M

WM WASTE MANAGEMENT

USS

intel

Exelon

Lilly

Penn
University of Pennsylvania

SAMSUNG

BECHTEL

Schering-Plough

GE

Kimberly-Clark

DUPONT

JOHNSON CONTROLS

P&G

MOTOR
HARLEY-DAVIDSON
COMPANY

Chevron

Johnson & Johnson

CATERPILLAR

BOEING

ND

www.met-pro.com

▪ Over 8,000 active customers

 - Well-diversified cross-section
 of industries including
 Fortune 1000 companies
▪ Major markets include:

 - Pharmaceutical
 - Chemical/petrochemical
 - Food processing
 - Metal finishing
 - Saltwater aquariums
 - Refinery
 - Semiconductor/electronics
 - Municipalities
 - Universities
 - Hospitals/public health
 - Government facilities
No One Customer Accounts for More
 Than 10% of Met-Pro’s Business
Customers & Major Markets

MET PRO
CORPORATION

MPR
LISTED
NYSE

www.met-pro.com

Mefiag Filter System
Flex-Kleen Pulse-Jet
Cartridge Dust
Collector
Fybroc FRP Pumps
Strobic Air Patented
Tri-Stack™ Fan
Dean
Metallic Pumps
Sethco
Thermoplastic
Pumps
Keystone
Custom Filter
Cartridges
Duall AroBIOS™ Bioscrubber
Pristine Water
Treatment
Chemicals
Products from Single Units…

MET PRO CORPORATION

MPR LISTED NYSE

Duall Multi Component
Hot Gas Scrubber System

www.met-pro.com

Dean High
Temperature Pumps
Fybroc FRP Pumps
Mefiag Filter Systems
Flex-Kleen
Dust Collectors
Systems Rotary
Concentrator and
Recuperative
Thermal Oxidizer
Strobic Air Patented
Tri-Stack™ Fans
…to Large, Complex Systems

Growth Drivers
• Global growth of “green”
 manufacturing processes
 – Reduce costs
 – Reduce energy
 – Improve manufacturing performance
 – Meet increasing
 regulatory requirements
• Focus on niche markets
 – #1 or #2 player
 – Limited competition
 – International brand recognition
• MRO, upgrade and retro-fit opportunities
 from expanding installed base
• New markets
 – Geographic expansion
 – New product introductions
 – Acquisitions and/or
 technology licensing

New Products
• Launched the Smart System™ energy-saving
 laboratory exhaust system

• Field tested an advanced control system to reduce
 scrubber chemical consumption

• Upgraded our Bio-Pro™ biological scrubber
 product line

• Introduced nano-technology filtration products
• Completed development of the world’s most
 extensive line of mag-drive “All-FRP” pumps

Strategy
• Capitalize on global niche-oriented growth
 opportunities through:
 – Strong customer focus
 – Geographic expansion
 – New product introductions
 – Accretive acquisitions and/or technology licensing

Margin Improvement Strategy
• Continue to expand margins through:
 – Pricing power
 – Single source solutions
 – Global sourcing
 – Volume discounts
 – Consolidation
 – Leveraged operating expenses
 – Improved project execution
 – Lean manufacturing/continuous improvement

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

For FYE 1/31
(1) Excludes $2.2 million (net of tax) from the sale of real estate in FYE 2008
(2) Excludes $0.15 per share from the sale of real estate in FYE 2008
 2008
 2009
 83.2
 78.8
Total Shareholders’ Equity
 6.1
 4.5
Total Debt
 .63
 .65
Earnings Per Share, Diluted
 9.7
 9.9
Net Income
 $106.9
 $103.4
Net Sales
(1)
(2)
 .21
.23
Cash Dividend Paid Per Share
 0.6
 7.7
Share Repurchases
Millions ($)
 9.9
 12.1
Cash Flow from Operating Activities
Financial Highlights

120
100
80
60
40
Millions ($)
$87.7
$93.5
$106.9
$103.4
2006
2007
2008
2009

www.met-pro.com

For FYE 1/31
Net Sales

For FYE 1/31

18
16
14
12
10
8
6
Percentage (%)
11%
11%
16.5%
13.6%
2006
2007
2008
2009

www.met-pro.com

(a) Excludes 3.3% from the sale of real estate in FYE 2008
13.2%
(a)
Operating Margins

For FYE 1/31

Dollars ($)
0.90
0.70
0.50
0.30
$0.48
$0.46
$0.78
$0.63 (a)
$0.65
2006
2007
2008
2009

www.met-pro.com

(a) Excludes $0.15 per share from the sale of real estate in FYE 2008
Diluted EPS

For FYE 1/31

15.0
12.0
9.0
6.0
3.0
0.0
Millions ($)
2006
2007
2008
2009

Met-Pro rewarded shareholders with $11.0 million of share repurchases and dividends in FYE 2009

www.met-pro.com

$4.4
$3.9
$9.9
$12.1
Cash Flow from Operating Activities

MET PRO CORPORATION
MPR LISTED NYSE

| | | 2008 |
|---|---|---|
| | | $22.7 |
| | | |
| | | |
| | | |
| | | |

www.met-pro.com

Ended 4/30
(a) Includes pension, healthcare and stock option expenses in the first quarter ended April 30,
 2009 and proceeds received from a legal settlement in the first quarter ended April 30, 2008.
 On an aggregate basis, these various items amount to $0.04 per share.
Net Income
33.5%
Gross Margins
Net Sales
$ 1.9
Millions ($)
Diluted EPS
 2009
 $ 1.0
 35.7%
 $19.6
$0.13
 $0.07
(a)
First Quarter - FYE 2010

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

$1.81
per share
Total Debt
Total Assets
Shareholders Equity
Cash
4.9
104.4
79.2
26.4
Millions ($)
4/30/09
$
$
$
$
Debt to Equity
Ratio = 6.2%
Strong Financial Condition

0.25
0.20
0.15
0.10
0.05
0.00
Dollars ($)
$.178
$.191
$.207
$.230
$.120
projected
2006
2007
2008
2009
2010

www.met-pro.com

34 Straight Years of Dividends
For FYE 1/31
• A 9.1% increase over the prior year second quarter dividend
• Dividends have been increased for 7 consecutive years
• Second quarter dividend of $0.06 per share paid on June 12, 2009
•

Over the long-term, we are confident
that Met-Pro Corporation is well positioned
to capitalize on the very powerful
trends toward global environmental
stewardship, energy efficiency,
and process improvement
Summary

# Thank You!

## *Additional Questions, Please Contact:*

**Raymond J. De Hont**
*Chairman, CEO and President*
215-723-6751, ext. 200
rdehont@met-pro.com

**Gary J. Morgan**
*Chief Financial Officer*
215-723-6751, ext. 204
gmorgan@met-pro.com

www.met-pro.com